SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 16, 2001

CALICO COMMERCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27431	77-0373344
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer) Identification No.)

333 West San Carlos Street, Suite 300
San Jose, California 95110
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 975-7400

Item 5. Other Events.
Item 7. Financial Statements and Exhibits.
SIGNATURES

Item 5.  Other Events.

     Calico Commerce, Inc. announced that Joseph B. Costello has resigned as a member of the board of directors of the company effective as of October 16, 2001.

Item 7.  Financial Statements and Exhibits.

     Not Applicable.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALICO COMMERCE, INC.

(Registrant)

Dated:	October 18, 2001

/s/ James B. Weil

James B. Weil President and Chief Executive Officer